November 1, 2016

Summary
Prospectus

Victory Trivalent Emerging Markets Small-Cap Fund

Class A	MAEMX
Class Y	MYEMX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2016 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Trivalent Emerging Markets Small-Cap Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 14 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 40 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.39%	1.30%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expense	1.78%	2.44%
Fee Waiver/Expense Reimbursement[2]	(0.01)%	(0.92)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.77%	1.52%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see Choosing a Share Class beginning on page of the Prospectus.

2  Victory Capital Management Inc., the Fund's investment adviser ("Adviser"), has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A and Y shares of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed 1.73% and 1.48%, respectively, until at least October 31, 2017. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place (including any amount waived or reimbursed prior to October 31, 2014 by Munder Capital Management, investment adviser to the Fund's predecessor, Munder Emerging Markets Small-Cap Fund, a series of Munder Series Trust), subject to the lesser of: (a) any operating expense limits in effect at the time of the original waiver or expense reimbursement; or (b) at the time of recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through October 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$745	$1,102	$1,483	$2,548
Class Y	$155	$673	$1,217	$2,706

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues long-term growth of capital in the Fund by investing primarily in equity securities (i.e., common stocks, depositary receipts, preferred stocks, convertible securities, rights and warrants) of companies in emerging markets countries, which are developing countries in the early stages of adopting capitalism. Under normal circumstances, at least 80% of the Fund's net assets will be in securities of small-capitalization companies that are tied economically to emerging markets countries.

In selecting emerging market small-capitalization investments for the Fund, the Adviser employs a bottom-up investment approach that emphasizes individual stock selection. The Adviser's investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify companies exhibiting improving business momentum and attractive valuations. The stock selection process is designed to produce a diversified portfolio that, relative to the S&P® Emerging Plus SmallCap Index and the MSCI Emerging Markets Small Cap Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend. However, the Fund is not designed to replicate the performance of either of those indexes.

The Adviser considers emerging markets countries to be the countries represented in the S&P® Emerging Plus SmallCap Index and the MSCI Emerging Markets Small Cap Index. The Adviser considers any company with a market capitalization that is within the smallest 15% (based on market capitalization) of companies from each emerging markets country to be a small-capitalization company.

The S&P® Emerging Plus SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country represented in the S&P® Emerging BMI plus Korea. The S&P® Emerging BMI includes companies domiciled in over 20 emerging markets countries with float-adjusted market capitalizations of at least US$100 million and annual trading liquidity of at least US$50 million. The MSCI Emerging Markets Small Cap Index is designed to measure equity market performance of 23 emerging markets and targets approximately 14% of each market's free-float adjusted market capitalization.

As of the date of this prospectus, emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

From time to time, the Adviser may use exchange-traded funds (ETFs) to manage cash.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

As a result of its investment strategy, the Fund may experience annual portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Growth Investing Risk. Growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, and they may fall out of favor if the companies' earnings growth does not meet expectations.
  Foreign Securities Risk. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.
  Emerging Markets Risk. The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Portfolio Turnover Risk. Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities may result in higher transaction costs and Fund expenses and will generally result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
  Small Capitalization Stock Risk. The earnings and prospects of small sized companies tend to be more volatile than larger companies and may experience higher failure rates than larger companies. The stocks of small-cap companies may have a lower trading volume than those of large-cap companies.
  Underlying Investment Vehicle Risk. An investment company (including an ETF) in which the Fund invests may not achieve its investment objective. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.
  Value Investing Risk. Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A and Class Y shares of the Fund, including applicable maximum sales charges, compare to those of a broad measure of market performance. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Aftertax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and aftertax returns for other classes will vary. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at VictoryFunds.com.

The performance figures for Class A and Class Y shares and table below reflect the historical performance of, respectively, the Class A and Class Y shares of the MST Munder Emerging Markets Small-Cap Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The Fund’s performance has not yet been restated to reflect any differences in the expenses of the MST Munder Emerging Markets Small-Cap Fund. The MST Emerging Markets Small-Cap Fund commenced operations, and Class A and Class Y were first offered on July 2, 2013.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the Fund's least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.)

YTD through 9/30/16: 9.37%
Highest/lowest quarterly results during this time period were:

Highest	8.56% (quarter ended June 30, 2014)
Lowest	-14.68% (quarter ended September 30, 2015)

Average Annual Total Returns (For the Periods ended December 31, 2015)	1 Year	Life of Class[1]
CLASS Y
Before Taxes	-6.26%	1.37%
After Taxes on Distributions	-6.23%	1.27%
After Taxes on Distributions and Sale of Fund Shares	-3.20%	1.14%
CLASS A
Before Taxes	-11.76%	-1.22%
INDEX
S&P® Emerging Plus Small Cap Index Index returns reflect no deduction for fees, expenses, or taxes, except foreign withholding taxes.	-1.06%	3.29%
MSCI Emerging Markets Small Cap Index Index returns reflect no deduction for fees, expenses, or taxes, except foreign withholding taxes.	-6.85%	-0.88%

1  Fund inception date July 2, 2013.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Trivalent Investments ("Trivalent") investment team (referred to as an investment franchise).

Portfolio Managers

John W. Evers is a Senior Portfolio Manager of Trivalent and has been the Lead Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2013.

Robert D. Cerow is an Equity Analyst of Trivalent and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2013.

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $50. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

VF-TEMSC-SUMPRO (11/16)